UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

PennyMac Financial Services, Inc.

(formerly known as Ne w PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 24, 2020, PennyMac Financial Services, Inc. (the “Company”), through its indirect, wholly owned subsidiary, PennyMac Loan Services, LLC (“PLS”),  and its direct wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into amendments  (the “April Amendments”) renewing its credit facilities with Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), acting as administrative agent for Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer, and Alpine Securitization LTD (“Alpine”), as a buyer.  The “CS Credit Facilities” include (i)  a  Master Repurchase Agreement, dated as of April 1, 2020, among CSFB,  CSCIB and PLS,  that PLS uses to finance Ginnie Mae servicing advance receivables (the “GMSR SAR Agreement”); (ii) a Master Repurchase Agreement, dated as of December 19, 2016, among CSFB, CSCIB, and PLS, that PLS uses to finance Ginnie Mae mortgage servicing rights (“the “GMSR Servicing Spread Agreement”); (iii) a Master Repurchase Agreement, dated as of September 11, 2019, among CSFB, CSCIB, PLS and PNMAC, that PLS uses to finance Fannie Mae mortgage servicing rights (the “Fannie Mae Servicing Spread Agreement”);  (iv) a Loan and Security Agreement, dated as of February 1, 2018, among CSFB, CSCIB, PLS and PNMAC, that PLS uses to finance Freddie Mac mortgage servicing rights (the “Freddie Mac Servicing Spread Agreement”), and (v) a Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, among CSFB, CSCIB, Alpine and PLS, that PLS uses to sell and later repurchase certain newly originated residential mortgage loans and delinquent loans (more than 90 days late) recently acquired from Ginnie Mae mortgage backed securities pools, also known as early buyout mortgage loans (“Ginnie Mae EBO Loans”) (the “Loan Agreement”).  After renewal, the maturity dates for the CS Credit Facilities are April 23, 2021 or later, other than the Freddie Mac Servicing Spread Agreement,  which matures on October 21, 2020.  The obligations of PLS under the CS Credit Facilities are fully guaranteed by PNMAC.

The primary purposes of the April Amendments are to (i) increase the borrowing capacity under the GMSR SAR Agreement from $400 million to $600 million, all of which is committed and may be used to finance servicing advances related to delinquent FHA, VA, and USDA loans, including delinquencies caused by forbearance requested under the Coronavirus Aid, Relief, and Economic Security (CARES) Act, and (ii) increase the maximum combined purchase price available to PLS under the CS Credit Facilities from $2.0 billion to $2.25 billion, $1.5 billion of which remains available to finance Ginnie Mae EBO Loans.  The $600 million available under the GMSR SAR Agreement is reduced to the extent that (i) the combined borrowed and/or purchased amounts outstanding under all of the CS Credit Facilities exceed (A) a maximum combined purchase price of $2.25 billion, or (B) a maximum combined committed purchase price of $700 million, or (ii) the combined purchase amounts outstanding under the GMSR Servicing Spread Agreement, the Fannie Mae Servicing Spread Agreement and the Freddie Mac Servicing Spread Agreement exceed $200 million, $50 million of which PLS is generally required to maintain outstanding in connection with the GMSR Servicing Spread Agreement.  As previously disclosed, the maximum combined purchase price of the GMSR Servicing Spread Agreement, the Fannie Mae Servicing Spread Agreement and the Freddie Mac Servicing Spread Agreement may not exceed $400 million.

The amendment to the GMSR SAR Agreement also contains an additional margin call provision that requires PLS to maintain a ratio equal to or greater than 2.33:1 between its borrowings under the Loan Agreement and its borrowings under the other CS Credit Facilities, and it provides CSCIB with certain rights in the event of PLS’ failure to maintain such ratio. Under these provisions, CSCIB may require PLS to transfer cash or additional eligible assets to CSCIB with an aggregate asset value in an amount sufficient to eliminate any margin deficit resulting from such failure.

PLS is also required to pay CSCIB funding, commitment and structuring fees, which are customary for this type of transaction in the current credit markets, for providing the CS Credit Facilities, as well as certain other administrative costs and expenses in connection with CSFB’s management and ongoing administration of the CS Credit Facilities.

All other terms and conditions of the CS Credit Facilities remain the same in all material respects.

The foregoing descriptions of (i) the April Amendments; (ii) the GMSR SAR Agreement; (iii) the GMSR Servicing Spread Agreement; (iv) the Loan Agreement; (v) the Fannie Mae Servicing Spread Agreement; (vi) the Freddie Mac Servicing Spread Agreement; and (vii) the Consent Letter do not purport to be complete and are qualified in their entirety by reference to the following: (i) the full text of April Amendments, which have been filed with this Current

Report on Form 8-K as Exhibit 10.1 to Exhibit 10.6, respectively; (ii) the description of the Loan Agreement in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2017, including the full text of the Third Amended and Restated Master Repurchase Agreement and the related guaranty attached thereto as Exhibit 10.1 and Exhibit 10.2, respectively; (iii) the full text of Amendment No. 10 to Third Amended and Restated Master Repurchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.3; (iv) the description of the GMSR Servicing Spread Repurchase Agreement in the Company’s Current Report on Form 8-K as filed with the SEC on December 21, 2016, including the full text of the Master Repurchase Agreement and the related guaranty attached thereto as Exhibit 10.3 and Exhibit 10.4, respectively; (v) the description of the Fannie Mae MSR PC Agreement in the Company’s Quarterly Report on Form 10-Q as filed with the SEC on November 4, 2019, including the full text of the Master Purchase Agreement attached thereto as Exhibit 10.11; (vi) the description of the Freddie Mac MSR Loan Agreement in the Company’s Current Report on Form 8-K as filed with the SEC on February 7, 2018, including the full text of the Loan and Security Agreement attached thereto as Exhibit 10.1; (vii) the full text of Series 2020-SPIADVF1 Indenture Supplement, which has been filed with this Current Report on Form 8-K as Exhibit 10.4; (viii) the full text of the Third Amended and Restated Base Indenture, which has been filed with the Company’s Current Report on Form 8-K as filed with the SEC on April 7, 2020 as Exhibit 10.5; (ix) the full text of the Issuer Trust PC Repurchase Agreement, which has been filed with the Company’s Current Report on Form 8‑K as filed with the SEC on April 7, 2020 as Exhibit 10.6; and (x) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Joint Amendment No. 1 to the Series 2020-SPIADVF1 Repurchase Agreement and Amendment No. 1 to the Pricing Side Letter, dated as of April 24, 2020, among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch and PennyMac Loan Services, LLC

10.2

Joint Amendment No. 3 to the Series 2016-MSRVF1 Repurchase Agreement and Amendment No. 2 to the Pricing Side Letter, dated as of April 24, 2020, among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch and PennyMac Loan Services, LLC

10.3

Joint Amendment No. 1 to the MSR PC Repo Agreement and Amendment No. 2 to the Pricing Side Letter, dated as of April 24, 2020, among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC

10.4	Consent Letter regarding Series 2020-SPIADVF1 Indenture Supplement, dated as of April 24, 2020, by and among PennyMac Loan Services, LLC and Credit Suisse First Boston Mortgage Capital LLC

10.5

Amendment No. 2 to the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of April 24, 2020, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, and Credit Suisse First Boston Mortgage Capital LLC

10.6

Joint Amendment No. 3 to Loan and Security Agreement and Amendment No. 2 to Pricing Side Letter, dated as of April 24, 2020, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Private National Mortgage Acceptance Company, LLC and PennyMac Loan Services, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: April 30, 2020	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer

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